Exhibit 1.1
$125,000,000
Retail Ventures, Inc.
$125,000,000                     % Mandatorily Exchangeable Notes due            , 2011
Underwriting Agreement
                                        , 2006
Lehman Brothers Inc.
as Underwriter
745 Seventh Ave.
New York, New York 10019
Dear Sirs:
Retail Ventures, Inc., an Ohio corporation (“Retail Ventures”), proposes to issue and sell Premium Income Exchangeable SecuritiesSM (the “PIES”) consisting of $125,000,000 in aggregate principal amount of Retail Ventures’     % Mandatorily Exchangeable Notes due      , 2011, exchangeable into Class A common shares, no par value per share (“Shares”), of DSW Inc., an Ohio corporation (“DSW”), to be issued under an indenture, to be dated as of       , 2006 (the “Indenture”), between Retail Ventures and HSBC Bank USA, National Association, as trustee (the “Trustee”) (such PIES, the “Firm PIES”) to Lehman Brothers Inc., as Underwriter (the “Underwriter”) and, at your election, additional PIES consisting of up to $18,750,000 aggregate principal amount of additional PIES (the “Optional PIES”) (the Firm PIES and the Optional PIES which the Underwriter elects to purchase pursuant to Section 3 being collectively called the “PIES”). On                     , 2011, unless Retail Ventures shall have settled its obligations under the PIES, in whole or in part in cash, as provided in the Indenture, the principal amount of each PIES will be mandatorily exchangeable by Retail Ventures into Shares, at the rate specified in the PIES Prospectus (as defined below). The PIES will be secured initially by a pledge of DSW Class B common shares, no par value per share (the “Class B Common Shares”) (which are exchangeable for Shares) equal to the maximum number of Shares deliverable by Retail Ventures upon exchange of the PIES. This agreement (this “Agreement”) is to confirm the agreement concerning the purchase of the PIES from Retail Ventures by the Underwriter.
In connection with the offering and sale of the PIES, DSW has agreed, on behalf of Retail Ventures, to file a registration statement on Form
S-1 (File No. 333-134227) (which registration statement has since been converted via the filing of Pre-effective Amendment

No. 2 thereto to a registration statement on Form S-3) (the “Shares Registration Statement”) registering Shares for which the PIES are to be exchanged.
          1. Representations and Warranties of Retail Ventures Regarding the PIES. Retail Ventures represents and warrants to, and agrees with, the Underwriter that:
               (a) A registration statement on Form S-3 (File No. 333-134225) with respect to the PIES (i) has been prepared by Retail Ventures in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) has been filed with the Commission under the Securities Act, (iii) either has become effective under the Securities Act and is not proposed to be amended or is proposed to be amended by amendment or post-effective amendment and (iv) no stop order suspending the effectiveness of such registration statement or any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of Retail Ventures, are contemplated by the Commission. If Retail Ventures does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement as amended to date have been delivered by Retail Ventures to you.
          For purposes of this Agreement:
                    (i) “Applicable Time” means                 [a.m.][p.m.] (New York City time) on the date of this Agreement;
                    (ii) “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, was declared effective by the Commission;
                    (iii) “PIES Prospectus” means the final prospectus relating to the PIES, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

                    (iv) “PIES Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary PIES Prospectus (as defined below), or the PIES Prospectus, and all exhibits to such registration statement, including any documents incorporated by reference therein and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) in accordance with Section 5(a) hereof and deemed to be a part thereof as of the Applicable Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations;
                    (v) “Preliminary PIES Prospectus” means any preliminary prospectus relating to the PIES included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;
                    (vi) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary PIES Prospectus, together with each Retail Ventures Free Writing Prospectus (as defined below), filed or used by Retail Ventures on or before the Applicable Time, other than a road show that is a Retail Ventures Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations; and
                    (vii) “Retail Ventures Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of Retail Ventures or used or referred to by Retail Ventures in connection with the offering of the PIES.
                    Any reference to any Preliminary PIES Prospectus or the PIES Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary PIES Prospectus or the PIES Prospectus, as the case may be. Any reference to the “most recent Preliminary PIES Prospectus” shall be deemed to refer to the latest Preliminary PIES Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary PIES Prospectus or the PIES Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary PIES Prospectus or the PIES Prospectus, as the case may be, and incorporated by reference in such Preliminary PIES Prospectus or the PIES Prospectus, as the case may be; and any reference to any amendment to the PIES Registration Statement shall be deemed to include any documents incorporated by reference therein.
               (b) Retail Ventures was not at the time of initial filing of the PIES Registration Statement and at the earliest time thereafter that Retail Ventures or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the PIES, is not on the date hereof and will not be on the applicable Delivery Date (as defined below), an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).
               (c) The PIES Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the PIES Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary PIES Prospectus conformed, and the PIES Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary PIES Prospectus or the PIES Prospectus conformed, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
               (d) The PIES Registration Statement did not, as of the Effective Date and as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the PIES Registration Statement in reliance upon and in conformity with written information furnished to Retail Ventures by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

               (e) The PIES Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the PIES Prospectus in reliance upon and in conformity with written information furnished to Retail Ventures by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
               (f) The documents incorporated by reference in any Preliminary PIES Prospectus or the PIES Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.
               (g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to Retail Ventures by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
               (h) Each Retail Ventures Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Retail Ventures Free Writing Prospectus in reliance upon and in conformity with written information furnished to Retail Ventures by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
               (i) Each Retail Ventures Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use thereof, and Retail Ventures has complied with all prospectus delivery and any filing requirements applicable to such Retail Ventures Free Writing Prospectus pursuant to the Rules and Regulations. Retail Ventures has not made any offer relating to the PIES that would constitute a Retail Ventures Free Writing Prospectus without the prior written consent of the Underwriter. Retail Ventures has retained in accordance with the Rules and Regulations all Retail Ventures Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.
               (j) The statistical and market-related data included or incorporated by reference in the most recent Preliminary PIES Prospectus and the Pricing Disclosure Package are based on or derived from sources which Retail Ventures reasonably and in good faith believes are reliable and accurate; provided that no representation or warranty is made as to information contained in or omitted from the PIES Prospectus in reliance upon and in conformity with written information furnished to Retail Ventures by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
               (k) Each of Retail Ventures and each of its subsidiaries (as defined in Section 18) (i) has been duly incorporated or formed and is validly existing as a corporation or limited liability company, as the case may be, in good standing or in full force and effect, as applicable, under the laws of its respective jurisdiction of incorporation or formation, (ii) is duly qualified to do business and is in good standing or in full force and effect, as applicable, as a foreign corporation or limited liability company in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the general affairs, management, business, prospects, financial position, revenues or expenses, properties, stockholders’ equity or results of operations of Retail Ventures and its subsidiaries taken as a whole (a “Material Adverse Effect”), and (iii) has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged. Retail Ventures does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to Retail Ventures’ Annual Report on Form 10-K for the most recent fiscal year. Except as set forth in the most recent Preliminary PIES Prospectus, Retail Ventures does not have any direct or indirect ownership interest by stock ownership or otherwise in any other corporation, limited liability company, partnership, joint venture, firm, association or business enterprise.
               (l) The capitalization of Retail Ventures as of the date of the most recent balance sheet included or incorporated by reference in each of the most recent Preliminary PIES Prospectus and in the PIES Prospectus is as set forth in each of the most recent Preliminary PIES Prospectus and in the PIES Prospectus. All the issued shares of capital stock of each subsidiary of Retail Ventures that is a corporation have been duly authorized and validly issued and are fully paid and non-assessable; all the outstanding shares of capital stock or other ownership interests of each subsidiary of Retail Ventures are owned directly or indirectly by Retail Ventures, free and clear of all liens, encumbrances, equities or claims, except as disclosed in each of the most recent Preliminary PIES Prospectus and in the PIES Prospectus; and the issuance of such shares of capital stock of each subsidiary of Retail Ventures has not been made in violation of any preemptive or other similar rights of shareholders.
               (m) Each of the Indenture and the Collateral Agreement, to be dated as of                     , 2006, between Retail Ventures and HSBC Bank USA, National Association, as collateral agent, trustee and securities intermediary (the “Collateral Agreement”), has been duly and validly authorized, and, when executed and delivered by Retail Ventures, will be duly and validly executed and delivered, and will be a valid and binding agreement of Retail Ventures, enforceable against Retail Ventures in accordance with its terms, and the Exchange Agreement, dated as of July 5, 2005, by and between Retail Ventures and DSW (the “Exchange Agreement”), has been duly and validly authorized, executed and delivered and is a valid and binding agreement of Retail Ventures, enforceable against Retail Ventures in accordance with its terms, except in each case as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture (i) has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), (ii) complies as to form with the requirements of the Trust Indenture Act and (iii) conforms to the description thereof in each of the most recent Preliminary PIES Prospectus and in the PIES Prospectus.
               (n) The PIES have been duly authorized by Retail Ventures for issuance and sale to the Underwriter pursuant to this

Agreement and, when executed by Retail Ventures and authenticated by the Trustee in accordance with the Indenture and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, free of any preemptive or similar rights to subscribe to or purchase the same arising by operation of law or under the charter or by-laws (or other equivalent organizational document) of Retail Ventures or otherwise, and will constitute valid and binding obligations of Retail Ventures entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the PIES conform, or will conform, to the description thereof in each of the most recent Preliminary PIES Prospectus and in the PIES Prospectus. At the first Delivery Date (as defined herein), the Collateral Agreement will create in favor of the Collateral Agent, for the benefit of the holders from time to time of the PIES, a valid and perfected lien on the collateral purported to be covered thereby, subject to no equal or prior lien.
               (o) Retail Ventures has the full right, power and authority and all authorization and approvals required by law to pledge, assign, transfer and to deliver to the Collateral Agent the DSW Class B Common Shares to be pledged by Retail Ventures pursuant to the Collateral Agreement. The sale, transfer and delivery of the DSW Class A Common Shares pursuant to the PIES is not, and upon exchange of the PIES will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which Retail Ventures is a party or is bound.
               (p) Except as described in the most recent Preliminary PIES Prospectus, no subsidiary of Retail Ventures is currently prohibited, directly or indirectly, from paying any dividends to Retail Ventures, from making any other distribution on its capital stock to Retail Ventures, from repaying to Retail Ventures any loans or advances to any such subsidiary from Retail Ventures or from transferring title to any of its property or assets to Retail Ventures.
               (q) Retail Ventures has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to issue, sell and deliver the PIES in accordance with and upon the terms and conditions set forth in this Agreement and in each of the most recent Preliminary PIES Prospectus and the PIES Prospectus. This Agreement has been duly authorized, executed and delivered by Retail Ventures.
               (r) The execution, delivery and performance of this Agreement, the Indenture, the Collateral Agreement, Retail Ventures’ Exchange Request, to be dated on or before the Initial Delivery Date (as defined below) (the “PIES Exchange Request”), to be delivered to DSW by Retail Ventures pursuant to the Exchange Agreement, requesting that DSW exchange Class B Common Shares for Shares in connection with the exchange of the PIES and each of the other documents specified in Schedule IV to be entered into in connection with the issuance and sale of the PIES (such agreements, collectively, the “Applicable Contracts”), the consummation of the transactions contemplated hereby and thereby, and the application of the proceeds from the sale of the PIES described under “Use of Proceeds” in each of the most recent Preliminary PIES Prospectus and in the PIES Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of Retail Ventures or any of its subsidiaries is a party or by which Retail Ventures or any of its subsidiaries is bound or to which any of the property or assets of any of Retail Ventures or any of its subsidiaries is subject (assuming that the consents required under the Amended and Restated Loan and Security Agreement, dated July 5, 2005, by and among Value City Department Stores LLC (“Value City”), as lead borrower, the other Borrowers (as defined herein), National City Business Credit, Inc., as Administrative Agent, Revolving Credit Lender and Collateral Agent (each as defined therein), and other Revolving Credit Lenders (the “VCDS Revolving Credit Agreement”), and the Second Amended and Restated Senior Loan Agreement, dated July 5, 2005, by and among Value City, as borrower, the Guarantors (as defined therein), Cerberus Partners, L.P. (“Cerberus”), as Agent and Lender (each as defined therein), and the Lenders (the “Senior Loan Agreement” and collectively, with the VCDS Revolving Credit Agreement, the “VCDS Debt”) will be obtained upon the effectiveness and satisfaction of the terms of the First Amendment to the Amended and Restated Loan and Security Agreement, dated       , 2006, by and among the parties to the VCDS Revolving Credit Agreement, and the execution and delivery of, and the satisfaction of the terms of the Prepayment, Covenant Termination and Release Agreement, dated        , 2006, by and among the parties to the Senior Loan Agreement (collectively, the “VCDS Debt Amendments”), except where such conflict or violation would not have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws (or other equivalent organizational document) of any of Retail Ventures or any of its subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of Retail Ventures or any of its subsidiaries, or any of their respective properties or assets; and except for (i) the registration of the PIES under the Securities Act, (ii) the registration of the Shares under the Securities Act, (iii) the qualification of the Indenture under the Trust Indenture Act and (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state and foreign securities laws in connection with the purchase and distribution of the PIES by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Collateral Agreement, the PIES Exchange Request or any of the Applicable Contracts by any of Retail Ventures or any of its subsidiaries, and the consummation of the transactions contemplated hereby and thereby, except where the failure to have such consents, approvals, authorizations, registrations or qualifications would not reasonably be expected to have a Material Adverse Effect.
               (s) Neither the filing of the PIES Registration Statement nor the offering or sale of the PIES as contemplated by this Agreement gives rise to any rights, other than those which have been duly waived or satisfied, for or relating to the registration of any securities of Retail Ventures
               (t) Retail Ventures has not sold or issued any securities that would be integrated with the delivery of the PIES or the delivery of the Shares upon the exchange of the PIES pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
               (u) Since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary PIES Prospectus, neither Retail Ventures nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the most recent Preliminary PIES Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of Retail Ventures or any of its subsidiaries, nor any Material Adverse Effect, nor any development that would reasonably be expected to have a Material Adverse Effect, in each case, otherwise than as set forth or contemplated in the most recent Preliminary PIES Prospectus and except, in the case of capital stock and long-term debt, for issuances of stock and grants of options pursuant to existing benefit plans described in the most recent Preliminary PIES Prospectus and for scheduled repayments of long-term debt and repayments and reborrowings of revolving credit debt under exiting revolving credit facilities.
                    (v) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary PIES Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The other financial data, selected financial ratios, operating data and statistical information and data included or incorporated by reference in the most recent Preliminary PIES Prospectus are presented fairly and have been prepared on a basis consistent in all material respects with such financial statements and the books and records of Retail Ventures and its subsidiaries (as defined in Section 18).
                    (w) Deloitte & Touche LLP, who have certified certain financial statements of Retail Ventures, and whose report appears in the most recent Preliminary PIES Prospectus or is incorporated by reference therein and who have delivered the initial letter with respect to Retail Ventures referred to in Section 9(k), are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations.
                    (x) Each of Retail Ventures and each of its subsidiaries has good and marketable title in fee simple to all real property owned by it and good title to all personal property owned by it that is material to the business of Retail Ventures and its subsidiaries taken as a whole, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions, except such as are described in the most recent Preliminary PIES Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Retail Ventures and its subsidiaries taken as a whole; and all assets held under lease by Retail Ventures and each of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Retail Ventures and its subsidiaries, in each case, except as described in or contemplated by the most recent Preliminary PIES Prospectus.
                    (y) Retail Ventures and its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as they reasonably believe is adequate for the conduct of their respective businesses and the value of their respective properties and as is reasonable and customary for companies engaged in similar businesses in similar industries; and all policies of insurance of Retail Ventures and its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect in all material respects.
                    (z) Retail Ventures and its subsidiaries own or possess adequate rights to use all material patents, patent rights, patent applications, trademarks, service marks, service names, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses as described in the most recent Preliminary PIES Prospectus (the “Retail Ventures Intellectual Property”) and have no reason to believe that the conduct of their respective businesses will conflict with, infringe or violate, and have not received any notice of any claim of conflict with, infringement of or violation of, any such rights of others with respect to any Retail Ventures Intellectual Property or of any facts or circumstances which would render any Retail Ventures Intellectual Property invalid or inadequate to protect the interest of Retail Ventures or its subsidiaries therein. Retail Ventures knows of no infringement by others of Retail Ventures Intellectual Property owned by Retail Ventures or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect. Retail Ventures and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of the Retail Ventures Intellectual Property and other proprietary information in all material respects.
                    (aa) Except as described in the most recent Preliminary PIES Prospectus, there are no legal or governmental proceedings pending to which Retail Ventures or any of its subsidiaries is a party or of which any property or assets of Retail Ventures or any of its subsidiaries is the subject which, if determined adversely to Retail Ventures or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best of Retail Ventures’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
                    (bb) There are no contracts or other documents required to be described in the PIES Registration Statement or the most recent Preliminary PIES Prospectus or filed as exhibits to the PIES Registration Statement or to a document incorporated by reference into the PIES Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the most recent Preliminary PIES Prospectus and filed as exhibits to the PIES Registration Statement.
                    (cc) No relationship, direct or indirect, exists between or among Retail Ventures or any of its subsidiaries on the one hand, and directors, officers, shareholders, other affiliates, customers or suppliers of Retail Ventures or any of its subsidiaries on the other hand, which is required to be described in the most recent Preliminary PIES Prospectus or the PIES Prospectus which is not so described in the most recent Preliminary PIES Prospectus.
                    (dd) No labor disturbance by the employees of Retail Ventures or any of its subsidiaries exists or, to the knowledge of Retail Ventures, is imminent, and, to Retail Ventures’ knowledge, no labor disturbance by the employees of any of its or any of its subsidiaries’ principal suppliers, manufacturers or contractors exists or is imminent, which, in either case, might be expected to have a Material Adverse Effect.
                    (ee) Retail Ventures has not taken and shall not take, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of the PIES to facilitate the sale or resale of the PIES or the Shares.
                    (ff) Each of Retail Ventures and its subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which Retail Ventures or any of its subsidiaries would have any liability; none of Retail Ventures or any of its subsidiaries has incurred, nor do any of Retail Ventures or any of its subsidiaries expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any

“pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which Retail Ventures or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to the qualified status of such plan, and, to the knowledge of Retail Ventures, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
                    (gg) Each of Retail Ventures and its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof (other than any tax returns not so required to be filed through the date hereof as a result of the existence of any waiver or extension granted in connection with any such tax returns) and has paid all taxes due thereon (other than tax assessments being contested in good faith), and no tax deficiency has been determined adversely to Retail Ventures or any of its subsidiaries which has had (nor does Retail Ventures have any knowledge of any tax deficiency which, if determined adversely to Retail Ventures or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect.
                    (hh) Since the date as of which information is given in the most recent Preliminary PIES Prospectus through the date hereof, and except as may otherwise be disclosed in the most recent Preliminary PIES Prospectus, Retail Ventures has not (i) issued or granted (a) any options with respect to any securities, except as set forth or contemplated in the most recent Preliminary PIES Prospectus and issuances of stock or grants of options pursuant to existing benefit plans described in the most recent Preliminary PIES Prospectus, or (b) any other securities, (ii) incurred any liability or obligation, indirect, direct or contingent, other than non-material liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared, paid or made any dividend or distribution of any kind on its capital stock.
                    (ii) Retail Ventures (i) makes and keeps accurate books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Retail Ventures, and (ii) maintains effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for its assets is compared with Retail Ventures’ existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
                    (jj) Retail Ventures has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that information required to be disclosed by Retail Ventures in the reports that it files or submits under the Exchange Act is accumulated and communicated to management, including the principal executive and principal financial officer of Retail Ventures, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, and that such information is recorded, processed, summarized and reported, within the time periods specified in the Rules and Regulations; (ii) have been evaluated for effectiveness; and (iii) are effective in all material respects to perform the functions for which they were established.
                    (kk) Since the date of the most recent balance sheet of Retail Ventures and its consolidated subsidiaries reviewed or audited by Deloitte & Touche LLP and reviewed by the audit committee of the board of directors of Retail Ventures and included or incorporated by reference in the most recent Preliminary PIES Prospectus, Retail Ventures has not been advised of (i) any significant deficiency in the design or operation of internal controls over financial reporting which is reasonably likely to adversely affect Retail Ventures’ ability to record, process, summarize and report financial information, or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Retail Ventures’ internal controls.
                    (ll) Since the date of the most recent balance sheet of Retail Ventures and its consolidated subsidiaries reviewed or audited by Deloitte & Touche LLP and reviewed by the audit committee of the board of directors of Retail Ventures and included or incorporated by reference in the most recent Preliminary PIES Prospectus, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                    (mm) There is and has been no failure on the part of Retail Ventures or, to Retail Ventures’ knowledge, any of Retail Ventures’ directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
                    (nn) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” incorporated by reference in the most recent Preliminary PIES Prospectus fairly summarizes in all material respects (A) the accounting policies that Retail Ventures believes are the most important in the portrayal of Retail Ventures’ financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (B) the judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.
                    (oo) To the best knowledge of Retail Ventures, no change in any laws or regulations is pending which could reasonably be expected to be adopted and if adopted, could reasonably be expected to have, individually or in the aggregate with all such changes, a Material Adverse Effect, except as set forth in or contemplated in the most recent Preliminary PIES Prospectus.
                    (pp) Neither Retail Ventures nor any of its subsidiaries (i) is in violation of its charter or by-laws (or other equivalent organizational document), (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject (assuming that the consents required under the VCDS Debt, as amended, will be obtained upon the due execution and delivery of, and satisfaction of the terms of, the VCDS Debt Amendments) or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any consent, approval, authorization, registration, qualification, license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business (each, a “Consent”). No

Consent contains a materially burdensome restriction not adequately disclosed in the most recent Preliminary PIES Prospectus.
                    (qq) The minute books of Retail Ventures and each of its subsidiaries have been made available to the Underwriter and contain a complete summary of all meetings and other actions of the directors and shareholders of each of Retail Ventures and each of its subsidiaries in all material respects for the last five years, and reflect all transactions referred to in such minutes accurately in all material respects.
                    (rr) Neither Retail Ventures nor any of its subsidiaries, nor, to Retail Ventures’ knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of Retail Ventures or any of its subsidiaries, has, directly or indirectly, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to foreign or domestic political parties or campaigns from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
                    (ss) The operations of Retail Ventures and each of its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Retail Ventures or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of Retail Ventures, threatened.
                    (tt) Neither Retail Ventures nor any of its subsidiaries nor, to the knowledge of Retail Ventures, any director, officer, agent, employee or affiliate of Retail Ventures or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and Retail Ventures will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, which, to Retail Ventures’ knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
                    (uu) Neither Retail Ventures nor any of its subsidiaries is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.
                    (vv) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by Retail Ventures or any of its subsidiaries (or, to the knowledge of Retail Ventures, any of their predecessors in interest) at, upon or from any of the real property now or previously owned or leased by Retail Ventures or any of its subsidiaries (i) in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or (ii) which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except, in the case of clauses (i) and (ii), for any violation or remedial action which would not reasonably be expected to have, individually or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such real property or into the environment surrounding such real property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by Retail Ventures or any of its subsidiaries or with respect to which Retail Ventures or any such subsidiary has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not reasonably be expected to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms “hazardous wastes,” “toxic wastes,” “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.
                    (ww) No supplier of merchandise to Retail Ventures or any of its subsidiaries has ceased shipments of merchandise to Retail Ventures or indicated, to Retail Ventures’ knowledge, an interest in decreasing or ceasing its sales to Retail Ventures or any of its subsidiaries or otherwise modifying its relationship with Retail Ventures or any of its subsidiaries, other than in the normal and ordinary course of business consistent with past practices in a manner which would not, individually or in the aggregate, result in a Material Adverse Effect.
                    (xx) Neither Retail Ventures nor any of its subsidiaries is, or, as of the applicable Delivery Date and, after giving effect to the offer and sale by Retail Ventures of the PIES and the application of the net proceeds therefrom as described in each of the most recent Preliminary PIES Prospectus and in the PIES Prospectus, will be, an “investment company” or an entity “controlled” by an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act.)
                    (yy) Except as described in the most recent Preliminary PIES Prospectus, the PIES will rank equally in right of payment with all existing and future senior debt of Retail Ventures.
                    (zz) Retail Ventures has been since the time of the initial filing of the PIES Registration Statement and as of the date hereof is eligible to use Form S-3 for the offering of the PIES.
                    (aaa) On or prior to the applicable Delivery Date, each of the Applicable Contracts to which Retail Ventures is a party will have been duly authorized, executed and delivered by Retail Ventures, in substantially the form previously provided to the Underwriter and will conform to the descriptions thereof in the most recent Preliminary PIES Prospectus and the PIES Prospectus.
                    (bbb) Neither Retail Ventures nor any of its subsidiaries has distributed, nor, prior to the later to occur of any Delivery Date and completion of the distribution of the PIES, will any of them distribute any offering material in connection with the offering and sale of the PIES other than any Preliminary PIES Prospectus, the PIES Prospectus and any Retail Ventures Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(i), 2(h) or 5(g).
                    (ccc) The PIES have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.
                    Any certificate signed by any officer of Retail Ventures and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the

PIES shall be deemed a representation and warranty by Retail Ventures as to matters covered thereby, to the Underwriter.
                    2.      Representations, Warranties and Agreements of DSW and Retail Ventures Regarding DSW. DSW and Retail Ventures, jointly and severally, represent, warrant and agree with the Underwriter that:
                    (a) A registration statement on Form S-1 (which registration statement has since been converted via the filing of Pre-effective Amendment No. 2 thereto to a registration statement on Form S-3) with respect to Shares issuable upon exchange of the PIES (i) has been prepared by DSW in conformity with the requirements of the Securities Act and the Rules and Regulations thereunder, (ii) has been filed with the Commission under the Securities Act, (iii) either has become effective under the Securities Act and is not proposed to be amended or is proposed to be amended by amendment or post-effective amendment and (iv) no stop order suspending the effectiveness of such registration statement or any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of DSW, are contemplated by the Commission. If DSW does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement as amended to date have been delivered by DSW to you. Copies of such registration statement and each of the amendments thereto have been delivered by DSW to you. As used in this Agreement:
          (i) “DSW Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of DSW or used or referred to by DSW in connection with the offering by Retail Ventures of the PIES;
          (ii) “Preliminary Shares Prospectus” means any preliminary prospectus relating to Shares issuable upon exchange of the PIES included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;
          (iii) “Shares Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Shares

Prospectus, together with each DSW Free Writing Prospectus, filed or used by DSW on or before the Applicable Time, other than a road show that is a DSW Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;
     (iv) “Shares Effective Date” means the date and time as of which such registration statement or the most recent post-effective amendment thereto, was declared effective by the Commission;
     (v) “Shares Prospectus” means the final prospectus relating to Shares issuable upon exchange of the PIES, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (vi) “Shares Registration Statement” means such registration statement, as amended as of the Shares Effective Date, including any Preliminary Shares Prospectus or the Shares Prospectus and all exhibits to such registration statement, including any documents incorporated by reference therein and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) in accordance with Section 5(a) hereof and deemed to be a part thereof as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations.
     Any reference to any Preliminary Shares Prospectus or the Shares Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Shares Prospectus or the Shares Prospectus, as the case may be. Any reference to the “most recent Preliminary Shares Prospectus” shall be deemed to refer to the latest Preliminary Shares Prospectus included in the Shares Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Shares Prospectus or the Shares Prospectus shall be deemed to refer to and include any document filed under the Exchange Act, after the date of such Preliminary Shares Prospectus or the Shares Prospectus, as the case may be, and incorporated by reference in such Preliminary Shares Prospectus or the

Shares Prospectus, as the case may be; and any reference to any amendment to the Shares Registration Statement shall be deemed to include any documents incorporated by reference therein.
     (b) DSW was not at the time of initial filing of the Shares Registration Statement and at the earliest time thereafter that DSW, Retail Ventures or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of Shares issuable upon exchange of the PIES, is not on the date hereof and will not be on the applicable Delivery Date an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).
     (c) The Shares Registration Statement conformed and will conform in all material respects on the Shares Effective Date and on the applicable Delivery Date, and any amendment to the Shares Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Shares Prospectus conformed, and the Shares Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Shares Prospectus or the Shares Prospectus conformed, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the Rules and Regulations.
     (d) The Shares Registration Statement did not, as of the Effective Date and as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Shares Registration Statement in reliance upon and in conformity with written information furnished to DSW and/or Retail Ventures by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (e) The Shares Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to DSW and/or Retail Ventures by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (f) The documents incorporated by reference in any Preliminary Shares Prospectus or the Shares Prospectus did not, and any further documents filed or incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) The Shares Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Shares Disclosure Package in reliance upon and in conformity with written information furnished to DSW by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (h) Each DSW Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Shares Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any DSW Free Writing Prospectus in reliance upon and in conformity with written information furnished to DSW by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (i) Each DSW Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and DSW and Retail Ventures have complied with all prospectus delivery and any filing requirements applicable to such DSW Free Writing Prospectus pursuant to the Rules and Regulations. Neither DSW nor Retail Ventures has made any offer relating to Shares issuable upon exchange of the PIES that would constitute a DSW Free Writing Prospectus without the prior written consent of the Underwriter. DSW has retained in accordance with the Rules and Regulations all DSW Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.
     (j) The statistical and market-related data included or incorporated by reference in the most recent Preliminary Shares Prospectus and the Shares Disclosure Package are based on or derived from sources which each of DSW and Retail Ventures reasonably and in good faith believes are reliable and accurate; provided that no representation or warranty is made as to information contained in or omitted from the most recent Preliminary Shares Prospectus in reliance upon and in conformity with written information furnished to DSW by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (k) DSW and DSW Shoe Warehouse Inc., a Missouri corporation and wholly-owned subsidiary of DSW (“DSW Shoe Warehouse”), (i) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, (ii) are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the general affairs, management, business, prospects, financial position, revenues or expenses, properties, stockholders’ equity or results of operation of DSW and DSW Shoe Warehouse taken as a whole (a “DSW Material Adverse Effect”), and (iii) have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. DSW Shoe Warehouse is the only subsidiary of DSW, and is a “significant subsidiary” of DSW, as such term is defined in Rule 405 of the Rules and Regulations. Except as set forth in the most recent Preliminary Shares Prospectus, DSW does not have any direct or indirect ownership interest by stock ownership or otherwise in any other corporation, limited liability company, partnership, joint venture, firm, association or business enterprise.
     (l) DSW has an authorized capitalization as set forth in each of the most recent Preliminary Shares Prospectus and in the Shares Prospectus, and all the issued shares of capital stock of DSW have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in each of the most recent Preliminary Shares Prospectus and in the Shares Prospectus; and all the issued shares of capital stock of DSW Shoe Warehouse have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly by DSW, free and clear of all liens, encumbrances, equities or claims, except as described in each of the most recent Preliminary Shares Prospectus and in the Shares Prospectus; and the issuance of such shares of capital stock of DSW and DSW Shoe Warehouse was not subject to, and has not been made in violation of, any preemptive or other similar rights of shareholders. All of DSW’s options, warrants and other rights to purchase or exchange any securities for shares of DSW’s capital stock have been duly authorized and validly issued, conform to the description thereof contained in each of the most recent Preliminary Shares Prospectus and in the Shares Prospectus and were issued in compliance with federal and state securities laws.
     (m) Except as described in each of the most recent Preliminary Shares Prospectus and in the Shares Prospectus, the shares of capital stock of DSW held by Retail Ventures are owned directly by Retail Ventures, free and clear of all liens, encumbrances, equities or claims.
     (n) Shares to be delivered by Retail Ventures upon the exchange of the PIES have been duly authorized and, when issued upon exchange, pursuant to the Exchange Agreement, of the Class B Common Shares owned by Retail Ventures being pledged under the Collateral Agreement, will be validly issued, fully paid and non-assessable; and the Shares conform to the descriptions thereof contained in each of the most recent Preliminary Shares Prospectus and in the Shares Prospectus under the caption “Description of Capital Stock.” The Class B Common Shares owned by Retail Ventures are duly authorized, validly issued, fully paid and non-assessable.
     (o) Except as described in the most recent Preliminary Shares Prospectus under the caption “Description of Indebtedness,” DSW Shoe Warehouse is not currently prohibited, directly or indirectly, from paying any dividends to DSW, from making any other distribution on its capital stock to DSW, from repaying to DSW any loans or advances to any such subsidiary from DSW or from transferring title to any of its property or assets to DSW.
     (p) DSW has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by DSW.

     (q) The execution, delivery and performance of this Agreement, the execution, delivery and acknowledgement of the PIES Exchange Request, delivered to DSW by Retail Ventures pursuant to the Exchange Agreement, to exchange DSW Class B Common Shares for Shares upon exchange of the PIES, the consummation of the transactions contemplated hereby and thereby and the delivery of Shares to the Collateral Agent upon the exchange of the PIES as contemplated by the PIES Exchange Request will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which DSW or DSW Shoe Warehouse is a party or by which any of them or any of their respective subsidiaries is bound or to which any of the property or assets of any of them or any of their respective subsidiaries is subject, except where such violation or conflict would not have a Material Adverse Effect; nor will such actions result in any violation of the provisions of the charter or by-laws (or other equivalent organizational document) of DSW or DSW Shoe Warehouse, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of them or any of their respective subsidiaries, or any of their respective properties or assets.
     (r) Except for (i) the registration of Shares issuable upon exchange of the PIES under the Securities Act and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state and foreign securities laws in connection with the delivery by Retail Ventures of Shares upon the exchange of the PIES, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by DSW or DSW Shoe Warehouse, and the consummation of the transactions contemplated hereby and thereby, except where the failure to have such consents, approvals, authorizations, registrations or qualifications would not reasonably be expected to have a DSW Material Adverse Effect.
     (s) Except as described in the most recent Preliminary Shares Prospectus, there are no contracts, agreements or understandings between DSW and any person granting such person the right to require DSW to file a registration statement under the Securities Act with respect to any securities of DSW owned or to be owned by such person or to require DSW to include such securities in the securities registered pursuant to the Shares Registration Statement or in any securities being registered pursuant to any other registration statement filed by DSW under the Securities Act.
     (t) DSW has not sold or issued any securities of DSW that would be integrated with the delivery of Shares upon the exchange of the PIES pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
     (u) Neither DSW nor DSW Shoe Warehouse has sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Shares Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the most recent Preliminary Shares Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of DSW or DSW Shoe Warehouse, nor any DSW Material Adverse Effect, nor any development that would reasonably be expected to have a DSW Material Adverse Effect, in each case, otherwise than as set forth or contemplated in the most recent Preliminary Shares Prospectus, except, in the case of capital stock and long-term debt, for issuances of stock and grants of options pursuant to existing benefit plans described in the most recent Preliminary Shares Prospectus and for scheduled repayments of long-term debt and repayments of reborrowings of revolving credit debt under existing revolving credit facilities.
     (v) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary Shares Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The other financial data, selected financial ratios and other financial information, operating data and statistical information and data included or incorporated by reference in the most recent Preliminary Shares Prospectus are presented fairly and have been prepared on a basis consistent in all material respects with such financial statements and the books and records of DSW and DSW Shoe Warehouse.

     (w) Deloitte & Touche LLP, who have certified certain financial statements of DSW, whose report appears in the most recent Preliminary Shares Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 9(k), are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations.
     (x) Each of DSW and DSW Shoe Warehouse has good and marketable title in fee simple to all real property owned by it, if any, and good title to all personal property owned by it that is material to the business of DSW and DSW Shoe Warehouse taken as a whole, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions, except such as are described in the most recent Preliminary Shares Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by DSW and DSW Shoe Warehouse; and all assets held under lease by DSW and DSW Shoe Warehouse are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by DSW and DSW Shoe Warehouse, in each case, except as described in or contemplated by the most recent Preliminary Shares Prospectus.
     (y) DSW and DSW Shoe Warehouse carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as they reasonably believe is adequate for the conduct of their respective businesses and the value of their respective properties and as is reasonable and customary for companies engaged in similar businesses in similar industries; and all policies of insurance of DSW and DSW Shoe Warehouse or their respective businesses, assets, employees, officers and directors are in full force and effect in all material respects.
     (z) DSW and DSW Shoe Warehouse own or possess adequate rights to use all material patents, patent rights, patent applications, trademarks, service marks, service names, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses as described in the most recent Preliminary Shares Prospectus (the “DSW Intellectual Property”) and have no reason to believe that the conduct of their respective businesses will conflict with, infringe or violate, and have not received any notice of any claim of conflict with, infringement of or violation of, any such rights of others with respect to any DSW

Intellectual Property or of any facts or circumstances which would render any DSW Intellectual Property invalid or inadequate to protect the interest of DSW or DSW Shoe Warehouse therein. DSW knows of no infringement by others of DSW Intellectual Property owned by DSW or DSW Shoe Warehouse that could reasonably be expected to have a DSW Material Adverse Effect. DSW and DSW Shoe Warehouse have taken reasonable security measures to protect the secrecy, confidentiality and value of the DSW Intellectual Property and other proprietary information in all material respects.
     (aa) Except as described in the most recent Preliminary Shares Prospectus, there are no legal or governmental proceedings pending to which DSW or DSW Shoe Warehouse is a party or of which any property or assets of DSW or DSW Shoe Warehouse is the subject which, if determined adversely to DSW or DSW Shoe Warehouse, could reasonably be expected to have a DSW Material Adverse Effect; and to the best of DSW’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (bb) There are no contracts or other documents which are required to be described in the most recent Preliminary Shares Prospectus or filed as exhibits to the Shares Registration Statement or to a document incorporated by reference therein by the Securities Act or by the Rules and Regulations which have not been described in the most recent Preliminary Shares Prospectus and filed as exhibits to the Shares Registration Statement.
     (cc) Except as described in the most recent Preliminary Shares Prospectus, no relationship, direct or indirect, exists between or among DSW on the one hand, and directors, officers, shareholders, other affiliates, customers or suppliers of DSW on the other hand, which is required to be described in the most recent Preliminary Shares Prospectus or in the Shares Prospectus which is not so described.
     (dd) No labor disturbance by the employees of DSW or DSW Shoe Warehouse exists or, to the knowledge of DSW, is imminent, and, to DSW’s knowledge, no labor disturbance by the employees of any of its or DSW Shoe Warehouse’s principal suppliers, manufacturers or contractors exists or is imminent, which, in either case, might be expected to have a DSW Material Adverse Effect.
     (ee) DSW has not taken, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of DSW to facilitate the sale or resale of the PIES or the Shares.
     (ff) DSW is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which DSW would have any liability; DSW has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which DSW would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to the qualified status of such plan, and, to the knowledge of DSW, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
     (gg) DSW has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof (other than any tax returns not so required to be filed through the date hereof as a result of the existence of any waiver or extension granted in connection with any such tax returns) and has paid all taxes due thereon (other than tax assessments being contested in good faith), and no tax deficiency has been determined adversely to DSW or DSW Shoe Warehouse which has had (nor does DSW have any knowledge of any tax deficiency which, if determined adversely to DSW or any of its subsidiaries, could reasonably be expected to have) a DSW Material Adverse Effect.
     (hh) Since the date as of which information is given in the most recent Preliminary Shares Prospectus through the date hereof, and except as may otherwise be disclosed in the most recent Preliminary Shares Prospectus, DSW has not (i) issued or granted (a) options with respect to any securities, except as set forth or contemplated in the most recent Preliminary Shares Prospectus and issuances of stock and grants of options pursuant to existing benefit plans described in the most recent Preliminary Share Prospectus, or (b) any other securities, (ii) incurred any liability or obligation, indirect, direct or contingent, other than non-material liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared, paid or made any dividend or distribution of any kind on its capital stock.
     (ii) DSW (i) makes and keeps accurate books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of DSW, and (ii) maintains effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for its assets is compared with DSW’s existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (jj) DSW has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that information required to be disclosed by DSW in the reports that it files or submits under the Exchange Act is accumulated and communicated to management, including the principal executive and principal financial officer of DSW, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, and that such information is recorded, processed, summarized and reported, within the time periods specified in the Rules and Regulations; (ii) have been evaluated for effectiveness; and (iii) are effective in all material respects to perform the functions for which they were established.
     (kk) Since the date of the most recent balance sheet of DSW and its consolidated subsidiaries reviewed or audited by Deloitte & Touche LLP and reviewed by the audit committee of the board of directors of DSW and included or incorporated by reference in the most recent Preliminary Shares Prospectus, DSW has not been advised of (i) any significant deficiency in the design or operation of internal controls over financial reporting which is reasonably likely to adversely affect DSW’s ability to record, process, summarize and report financial information, or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in DSW’s internal controls.
     (ll) Since the date of the most recent balance sheet of DSW and its consolidated subsidiaries reviewed or audited by Deloitte & Touche LLP and reviewed by the audit committee of the board of directors of DSW and included or incorporated by reference in the most recent Preliminary Shares Prospectus, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (mm) There is and has been no failure on the part of DSW or, to DSW’s knowledge, any of DSW’s directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
     (nn) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” in the most recent Preliminary Shares Prospectus fairly summarizes in all material respects (A) the accounting policies that DSW believes are the most important in the portrayal of DSW’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (B) the judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.
     (oo) To the best knowledge of DSW, no change in any laws or regulations is pending which could reasonably be expected to be adopted and if adopted, could reasonably be expected to have, individually or in the aggregate with all such changes, a DSW Material Adverse Effect, except as set forth in or contemplated in the most recent Preliminary Shares Prospectus.
     (pp) Neither DSW nor DSW Shoe Warehouse (i) is in violation of its charter or by-laws (or other equivalent organizational document), (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any consent, approval, authorization, registration, qualification, license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business (each, a “DSW Consent”). No DSW Consent contains a materially burdensome restriction not adequately disclosed in the most recent Preliminary Shares Prospectus.
     (qq) The minute books of each of DSW and DSW Shoe Warehouse have been made available to the Underwriter and contain a complete summary of all meetings and other actions of the directors and shareholders of each of DSW and DSW Shoe Warehouse in all material respects for the last five years, and reflect all transactions referred to in such minutes accurately in all material respects.
     (rr) Neither DSW nor DSW Shoe Warehouse, nor, to DSW’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of DSW or DSW Shoe Warehouse, has, directly or indirectly, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to foreign or domestic political parties or campaigns from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (ss) The operations of DSW and DSW Shoe Warehouse are and have been conducted at all times in compliance in all material respects with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving DSW or DSW Shoe Warehouse with respect to the Money Laundering Laws is pending, or to the knowledge of DSW, threatened.
     (tt) Neither DSW nor DSW Shoe Warehouse nor, to the knowledge of DSW, any director, officer, agent, employee or affiliate of DSW or DSW Shoe Warehouse is currently subject to any U.S. sanctions administered by OFAC.
     (uu) Neither DSW nor DSW Shoe Warehouse is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a DSW Material Adverse Effect.

     (vv) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by DSW or DSW Shoe Warehouse (or, to the knowledge of DSW, any of their predecessors in interest) at, upon or from any of the real property now or previously owned or leased by DSW or DSW Shoe Warehouse (i) in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or (ii) which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except, in the case of clauses (i) and (ii), for any violation or remedial action which would not reasonably be expected to have, individually or in the aggregate with all such violations and remedial actions, a DSW Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such real property or into the environment surrounding such real property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by DSW or DSW Shoe Warehouse or with respect to which DSW or DSW Shoe Warehouse have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not reasonably be expected to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a DSW Material Adverse Effect; and the terms “hazardous wastes,” “toxic wastes,” “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.
     (ww) No supplier of merchandise to DSW or DSW Shoe Warehouse has ceased shipments of merchandise to DSW or indicated, to DSW’s knowledge, an interest in decreasing or ceasing its sales to DSW or otherwise modifying its relationship with DSW, other than in the normal and ordinary course of business consistent with past practices in a manner which would not, individually or in the aggregate, result in a DSW Material Adverse Effect.
     (xx) DSW is not, and, as of the applicable Delivery Date, will not be, an “investment company” or an entity “controlled” by an “investment company” as defined in the Investment Company Act, and the rules and regulations of the Commission thereunder, or a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

     (yy) DSW has been since the time of the filing of pre-effective Amendment No. 2 to the Shares Registration Statement and as of the date hereof is eligible to use Form S-3 for the registration of the Shares.
     (zz) On or prior to the applicable Delivery Date, each of the Applicable Contracts to which DSW is a party and the PIES Exchange Request acknowledged by DSW will have been duly authorized, executed and delivered by DSW, in substantially the form previously provided to the Underwriter and will conform to the descriptions thereof in the most recent Preliminary Shares Prospectus.
     (aaa) DSW has not distributed, nor, prior to the later to occur of any Delivery Date and completion of the distribution of the PIES, will DSW distribute any offering material in connection with the offering and sale of the PIES (including any Shares for which the PIES are exchangeable) other than any Preliminary Shares Prospectus, the Shares Prospectus and any DSW Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(i), 2(i) or 5(g).
     (bbb) The Shares have been approved for listing on the New York Stock Exchange.
     (ccc) The Exchange Agreement, dated as of July 5, 2005, between Retail Ventures and DSW, has been duly and validly authorized, executed and delivered and is a valid and binding agreement of DSW, enforceable against DSW in accordance with its terms, except in each case as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     Any certificate signed by any officer of Retail Ventures or DSW and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the PIES and Shares into which the PIES are exchangeable shall be deemed a representation and warranty by Retail Ventures of DSW, as applicable, as to matters covered thereby, to the Underwriter.
     3. Purchase of the PIES by the Underwriter. (a) Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, Retail Ventures agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from Retail Ventures, the principal amount of the Firm PIES set forth opposite its name in Schedule I hereto.

     (b) In addition, Retail Ventures grants to the Underwriter an option to purchase the Optional PIES. Such option is exercisable in the event that the Underwriter sells a greater aggregate principal amount of PIES than the aggregate principal amount of Firm PIES in the offering and as set forth in Section 4. Any such election to purchase Optional PIES shall be made as set forth in Schedule II hereto.
     (c) Both the Firm PIES and the Optional PIES shall be purchased by the Underwriter at a purchase price equal to                     % of the principal amount thereof, plus accrued interest, if any, from                     , 2006. The Underwriter proposes to offer the PIES to the public as set forth in the most recent Preliminary PIES Prospectus and in the PIES Prospectus.
     4. Delivery of and Payment for PIES. Delivery of the PIES shall be made at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York, at 10:00 a.m., New York City time, on                     , 2006 or on such other date and time or place as shall be determined by agreement between Retail Ventures and the Underwriter. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the PIES shall be made to you by or on behalf of Retail Ventures against payment of the purchase price therefor by wire transfer of immediately available funds. Delivery of the PIES shall be made through the facilities of The Depository Trust Company unless you shall otherwise instruct. Time shall be of the essence, and delivery of the PIES at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.
     The option granted in Section 3(b) will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to Retail Ventures by the Underwriter; provided that if such date falls on a day that is not a business day, the option granted in Section 3(b) will expire on the next succeeding business day. Such notices shall set forth the aggregate number of Optional PIES as to which the option is being exercised, the names of the beneficial owners for whose account the Optional PIES are to be issued, the denominations in which such Optional PIES are to be issued and the date and time, as determined by the Underwriter, when the Optional PIES are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time any Optional PIES are delivered is sometimes referred to as an “Optional PIES Delivery Date,” and the Initial Delivery Date and any Optional PIES Delivery Date are sometimes each referred to as a “Delivery Date.”
     Delivery of the Optional PIES by Retail Ventures and payment for the Optional PIES by the Underwriter shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Underwriter and Retail Ventures. On the Optional PIES Delivery Date, Retail Ventures shall deliver or cause to be delivered the Optional PIES Stock to the Underwriter against payment by the Underwriter of the aggregate purchase price of the Optional PIES being sold by Retail Ventures to or upon the order of Retail Ventures of the purchase price by wire transfer in immediately available funds to the accounts specified by Retail Ventures. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Delivery of the Optional PIES shall be through the facilities of The Depository Trust Company unless you otherwise instruct.
     5. Covenants of Retail Ventures. Retail Ventures agrees:
     (a) To prepare the PIES Prospectus in a form approved by the Underwriter, which form shall not contain any changes from or amendments to the disclosures set forth or incorporated by reference in the Pricing Disclosure Package (except that the price of the PIES and disclosures directly relating thereto shall be included in the PIES Prospectus), and file such PIES Prospectus and make all requisite filings with the Commission pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Rules and Regulations; to make no further amendment or any supplement to the PIES Registration Statement or the PIES Prospectus prior to the last Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the PIES Registration Statement or the PIES Prospectus has been filed or becomes effective and to furnish the Underwriter with copies thereof; to notify you promptly, after it receives notice thereof, of any issuance by the Commission of any stop order or of any order preventing or suspending the use of the PIES Prospectus or any Retail Ventures Free Writing Prospectus, of the suspension of the qualification of the PIES for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for any amendment of or supplement to the PIES Registration Statement, the PIES Prospectus or any Retail Ventures Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the PIES Prospectus or any Retail Ventures Free Writing Prospectus or suspending such qualification, to use promptly its best efforts to obtain the lifting thereof.

     (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the PIES Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (A) conformed copies of the PIES Registration Statement, as originally filed, and each amendment thereto (in each case excluding exhibits), (B) each Preliminary PIES Prospectus, the PIES Prospectus and any amended or supplemented PIES Prospectus, (C) each Retail Ventures Free Writing Prospectus and (D) any document incorporated by reference in the PIES Registration Statement, any Preliminary PIES Prospectus or the PIES Prospectus.
     (d) To comply, within the time during which the PIES Prospectus is required to be delivered under the Securities Act, with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the PIES as contemplated by the provisions hereof and by the PIES Prospectus; and, if during such period any event occurs as a result of which the PIES Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such PIES Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the PIES Prospectus in order to comply with the Securities Act, to notify the Underwriter and, upon its request, to file such document and use its best efforts to have any amendment to the PIES Registration Statement declared effective as soon as practicable in order to avoid any disruption in use of the PIES Prospectus, and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented PIES prospectus that will correct such statement or omission or effect such compliance;
     (e) To file promptly with the Commission any amendment or supplement to the PIES Registration Statement or the PIES Prospectus that may, in the judgment of Retail Ventures or the Underwriter, be required by the Securities Act or requested by the Commission;

     (f) Prior to filing with the Commission any amendment or supplement to the PIES Registration Statement, the PIES Prospectus, any document incorporated by reference in the PIES Registration Statement or the PIES Prospectus or any amendment to any document incorporated by reference in the PIES Registration Statement or the PIES Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing;
     (g) Not to make any offer relating to the PIES that would constitute a Retail Ventures Free Writing Prospectus without the prior written consent of the Underwriter;
     (h) To retain in accordance with the Rules and Regulations all Retail Ventures Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Retail Ventures Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the PIES Registration Statement, the most recent Preliminary PIES Prospectus or the PIES Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Retail Ventures Free Writing Prospectus, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge as many copies as the Underwriter may reasonably request of an amended or supplemented Retail Ventures Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
     (i) As soon as practicable, to make generally available to its security holders (and to deliver to the Underwriter) an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations (it being understood that such delivery requirements shall be deemed to have been satisfied by Retail Ventures’ compliance with the reporting requirements pursuant to the Exchange Act);
     (j) For a period of three years following the Effective Date, other than information which is publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System, to furnish to the Underwriter copies of all materials furnished by Retail Ventures to its shareholders and all public reports and all reports and financial statements furnished by Retail Ventures to the principal national securities exchange upon which the PIES may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;
     (k) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the PIES for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the PIES; provided that in connection therewith Retail Ventures shall not be required to qualify as a foreign corporation or to file a general consent to service of process or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;
     (l) Not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of, or enter into any transaction or device (including, without limitation, through the filing of a registration statement) which is designed to, or could be expected to, result in the disposition by any person at any time in the future of any Shares or Class B Common Shares (collectively “Common Shares”) or other capital stock of DSW or securities convertible into or exchangeable for Common Shares or other capital stock of DSW, for a period of 90 days from the date of this Agreement (in each case, other than (i) the issuance and sale of the PIES or (ii) sales or transfers pursuant to currently outstanding options, warrants or rights granted by Retail Ventures), or sell or grant options, rights or warrants with respect to any Common Shares or other capital stock of DSW or securities convertible into or exchangeable for Common Shares or other capital stock of DSW, or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares or other capital stock of DSW, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other capital stock of DSW or other securities, in cash or otherwise, in each case without the prior written consent of the Underwriter. Notwithstanding the foregoing, if (A) during the last 17 days of the 90-day restricted period Retail Ventures or DSW issues an earnings release or material news or a material event relating to Retail Ventures or DSW occurs or (B) prior to the expiration of the 90-day restricted period, Retail Ventures or DSW announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and to cause Schottenstein Stores Corporation and each executive officer and director of Retail Ventures to furnish to the Underwriter, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exchangeable for Common Shares of DSW, or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares of DSW, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares of DSW or other securities, in cash or otherwise, in each case for a period of 90 days (subject to the proviso above) from the date of this Agreement, without the prior written consent of the Underwriter. Notwithstanding the foregoing, Schottenstein Stores Corporation may transfer any of the warrants issued by Retail Ventures as described in the most recent Preliminary PIES Prospectus (the “Warrants”) it currently holds without the prior written consent of the Underwriter. The Warrants are, at the option of the holder, exercisable either for common shares of Retail Ventures or Shares which may be acquired by Retail Ventures upon exchange of certain DSW Class B Shares held by Retail Ventures which are not being pledged to secure Retail Ventures’ exchange obligations under the PIES. In addition, Retail Ventures is permitted, without the prior written consent of the Underwriter, to transfer any Shares so issuable upon exercise of outstanding warrants by Schottenstein Stores Corporation, Cerberus Partners, L.P., or Millennium Partners, L.P., or their permitted transferees.
     Retail Ventures hereby undertakes to notify in writing each person who delivers a letter agreement in the form of Exhibit A hereto if at any time the 90-day restricted period described above is extended for any reason described in such agreement. In addition, DSW hereby undertakes to direct its transfer agent to place stop transfer restrictions upon any securities of DSW that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including any extensions thereof.
     (m) To apply the net proceeds from the offering of the PIES as set forth in the Prospectus;

     (n) To take such steps as shall be necessary to ensure that neither Retail Ventures nor any subsidiary shall become an “investment company” as defined in the Investment Company Act, nor a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act); and
     (o) Until termination of the offering of the PIES to timely file all documents and amendments to previously filed documents required to be filed by it pursuant to Section 12, 13, 14 or 15(d) of the Exchange Act.
6. Covenants of DSW. DSW agrees:
     (a) To prepare the Shares Prospectus in a form approved by the Underwriter, which form shall not contain any changes from or amendments to the disclosures set forth or incorporated by reference in the Shares Disclosure Package, and file such Shares Prospectus and make all requisite filings with the Commission pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Rules and Regulations; to make no further amendment or any supplement to the Shares Registration Statement or the Shares Prospectus prior to the last Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Shares Registration Statement or the Shares Prospectus has been filed or becomes effective and to furnish the Underwriter with copies thereof; to notify you promptly after it receives notice thereof of any issuance by the Commission of any stop order or of any order preventing or suspending the use of the Shares Prospectus or any DSW Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for any amendment of or supplement to the Shares Registration Statement, the Shares Prospectus or any DSW Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Shares Prospectus or any DSW Free Writing Prospectus or suspending such qualification, to use promptly its best efforts to obtain the lifting thereof.
     (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Shares Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (A) conformed copies of the Shares Registration Statement, as originally filed, and each amendment thereto (in each case excluding exhibits), (B) each Preliminary Shares Prospectus, Shares issuable upon exchange of the PIES and any amended or supplemented Shares Prospectus; (C) each DSW Free Writing Prospectus and (D) any document incorporated by reference in the Shares Registration Statement, any Preliminary Shares Prospectus or the Shares Prospectus;
     (d) To comply, within the time during which the Shares Prospectus is required to be delivered under the Securities Act, with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and by the Shares Prospectus; and, if during such period any event occurs as a result of which the Shares Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Shares Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Shares Prospectus in order to comply with the Securities Act, to notify the Underwriter and, upon its request, to file such document and use its best efforts to have any amendment to the Shares Registration Statement declared effective as soon as practicable in order to avoid any disruption in use of the Shares Prospectus, and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Shares prospectus that will correct such statement or omission or effect such compliance;
     (e) To file promptly with the Commission any amendment or supplement to the Shares Registration Statement or the Shares Prospectus that may, in the judgment of DSW or the Underwriter, be required by the Securities Act or requested by the Commission;
     (f) Prior to filing with the Commission any amendment or supplement to the Shares Registration Statement, the Shares Prospectus, any document incorporated by reference in the Shares Registration

Statement or the Shares Prospectus or any amendment to any document incorporated by reference in the Shares Registration Statement or the Shares Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing;
     (g) Not to make any offer relating to the Shares that would constitute a DSW Free Writing Prospectus without the prior written consent of the Underwriter;
     (h) To retain in accordance with the Rules and Regulations all DSW Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any DSW Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Shares Registration Statement, the most recent Preliminary Shares Prospectus or the Shares Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any DSW Free Writing Prospectus, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge as many copies as the Underwriter may reasonably request of an amended or supplemented DSW Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
     (i) As soon as practicable, to make generally available to its security holders (and to deliver to the Underwriter) an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations (it being understood that such delivery requirements shall be deemed to have been satisfied by DSW’s compliance with the reporting requirements pursuant to the Exchange Act);
     (j) For a period of three years following the Effective Date, other than information which is publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System, to furnish to the Underwriter copies of all materials furnished by DSW to its shareholders and all public reports and all reports and financial statements furnished by DSW to the principal national securities exchange upon which the Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

     (k) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify Shares issuable upon exchange of the PIES for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of Shares issuable upon exchange of the PIES; provided that in connection therewith DSW shall not be required to qualify as a foreign corporation or to file a general consent to service of process or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;
     (l) For a period of 90 days from the date of this Agreement, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of, or enter into any transaction or device (including, without limitation, through the filing of a registration statement) which is designed to, or could be expected to, result in the disposition by any person at any time in the future of, any Common Shares or other capital stock of DSW or securities convertible into or exchangeable for Common Shares or other capital stock of DSW (other than sales or transfers pursuant to currently outstanding options, warrants or rights granted by DSW, issuances of any Common Shares or grants of options to purchase Common Shares pursuant to existing benefit plans of DSW described in the most recent Preliminary Shares Prospectus, or exchanges of Class B Common Shares held by Retail Ventures for Shares pursuant to the Exchange Agreement upon (i) the exercise of holders of the Warrants issued by Retail Ventures for Shares or (ii) settlement of the PIES by delivery of Shares), or sell or grant options, rights or warrants with respect to any Common Shares or other capital stock of DSW or securities convertible into or exchangeable for Common Shares or other capital stock of DSW, or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares or other capital stock of DSW, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other capital stock of DSW or other securities, in cash or otherwise, in each case without the prior written consent of the Underwriter. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period DSW issues an earnings release or material news or a material event relating to DSW occurs or (2) prior to the expiration of the 90-day restricted period, DSW announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and to cause each officer and director of DSW to furnish to the Underwriter, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exchangeable for Common Shares of DSW, or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares of DSW, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares of DSW or other securities, in cash or otherwise, in each case for a period of 90 days (subject to the proviso above) from the date of this Agreement, without the prior written consent of the Underwriter.
     DSW hereby undertakes to notify in writing each person who delivers a letter agreement in the form of Exhibit A hereto pursuant to this Section 6(l) if at any time the 90-day restricted period described above is extended for any reason described in such agreement. In addition, DSW hereby undertakes to direct the transfer agent to place stop transfer restrictions upon any securities of DSW that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including any extensions thereof;
     (m) To use its best efforts to ensure the continued listing of the Shares on the New York Stock Exchange; and
     (n) Until termination of the offering of the PIES, to timely file all documents and amendments to previously filed documents required to be filed by it pursuant to Section 12, 13, 14 or 15(d) of the Exchange Act.
     7. Covenant of the Underwriter. The Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 under the Rules and Regulations) used or referred to by the Underwriter without the prior consent of Retail Ventures (in the case of information relating to Retail Ventures) or DSW (in the case of information relating to DSW) (any such issuer information regarding Retail Ventures with respect to whose use Retail Ventures has given its consent, “Permitted Retail Ventures Issuer Information”, and any such issuer information regarding DSW with respect to whose use DSW has given its consent, the “Permitted DSW Issuer

Information”); provided that (i) no such consent shall be required with respect to (a) any such issuer information regarding Retail Ventures contained in any document filed by the Retail Ventures with the Commission prior to the use of such free writing prospectus or (b) any such issuer information regarding DSW contained in any document filed by DSW with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 7, shall not be deemed to include information prepared by or on behalf of the Underwriter on the basis of or derived from issuer information.
     8. Expenses. Whether or not the sale of the PIES to the Underwriter is consummated or this Agreement is terminated, Retail Ventures shall pay or cause to be paid (A) all fees and expenses (including, without limitation, all registration and filing fees and fees and expenses of Retail Ventures’ and DSW’s accountants but excluding fees and expenses of counsel for the Underwriter) incurred in connection with the preparation, printing, filing, delivery and shipping of each of the PIES Registration Statement and the Shares Registration Statement (each, a “Registration Statement”) (including the financial statements therein and all amendments and exhibits thereto), each Preliminary PIES Prospectus and Preliminary Shares Prospectus (each, a “Preliminary Prospectus”), each of the PIES Prospectus and the Shares Prospectus (each, a “Prospectus”), the Indenture, the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed with the Commission (the “Form T-1”) and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing and the copying, delivery and shipping of this Agreement and Blue Sky Memoranda, (B) all fees and expenses incurred in connection with the preparation and delivery to the Underwriter of the PIES (including the cost of printing the PIES), (C) all filing fees of counsel to the Underwriter incurred in connection with the qualification of the PIES and Shares issuable upon exchange of the PIES under state securities or Blue Sky laws (including, without limitation, the reasonable fees and disbursements of counsel to the Underwriter relating to such filing and registration, which fees and disbursements of counsel will not exceed $30,000), (D) any fees required to be paid to rating agencies incurred in connection with the rating of the PIES, (E) the fees, costs and charges of the Trustee, including the fees and disbursements of counsel for the Trustee, the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of Shares issuable upon exchange of the PIES; (F) any applicable listing or other fees; (G) the costs and expenses of Retail Ventures relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the PIES, including, without limitation, documented expenses associated with the production of road show slides and graphics, documented fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of Retail Ventures, documented travel and lodging expenses of the representatives and officers of Retail Ventures and any such consultants, and the documented cost of any aircraft chartered in connection with the road show and (H) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section 8 and Sections 10 and 12, the Underwriter shall pay all of its own costs and expenses, including the fees of its counsel and any advertising expenses incurred in connection with any offers it may make.
     9. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of each of Retail Ventures and DSW contained herein, to the performance by each of Retail Ventures and DSW of its respective obligations hereunder and to the following additional conditions:
     (a) Each of the Preliminary PIES Prospectus, the PIES Prospectus, the Preliminary Shares Prospectus and the Shares Prospectus and any supplement thereto will be filed with the Commission in the manner and within the time period required by Rule 424(b) of the Rules and Regulations, and any material required to be filed by Retail Ventures and/or DSW pursuant to Rule 433(d) of the Rules and Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 and no such filings shall have been made without the consent of the Underwriter or contain any changes from or amendments to the disclosures set forth or incorporated by reference in (i) the Pricing Disclosure Package or (ii) the Shares Disclosure Package; the PIES Registration Statement, the Shares Registration Statement and all post-effective amendments to the PIES Registration Statement and the Shares Registration Statement shall have become effective, no stop order suspending the effectiveness of the PIES Registration Statement, the Shares Registration Statement or any amendment or supplement thereto or suspending the qualification of the PIES or the Shares for offering or sale in any jurisdiction shall have been issued; no proceedings for the issuance of any such order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the PIES Registration Statement, the Shares Registration Statement or the PIES Prospectus or the Shares Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction.
     (b) No Underwriter shall have discovered and disclosed to Retail Ventures on or prior to such Delivery Date that any of the PIES Registration Statement, the PIES Prospectus, the Pricing Disclosure Package, the Shares Registration Statement, the Shares Prospectus or the Shares Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
     (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Collateral Agreement, the PIES Exchange Request, the PIES, the Shares, each Registration Statement, each Prospectus, any Retail Ventures Free Writing Prospectus, any DSW Free Writing Prospectus, the VCDS Debt Amendments and all other legal matters relating to this Agreement and the transactions contemplated hereby and by the VCDS Debt Amendments shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and Retail Ventures and DSW shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) Vorys, Sater, Seymour and Pease LLP shall have furnished to the Underwriter their written opinion, as Ohio counsel to each of (i) Retail Ventures and its Ohio subsidiaries and (ii) DSW, addressed to the Underwriter and dated such Delivery Date, in substantially the form attached hereto as Exhibit B.
     (e) Julia A. Davis, General Counsel to Retail Ventures and its subsidiaries, shall have furnished to the Underwriter her written opinion, addressed to the Underwriter and dated such Delivery Date, in substantially the form attached hereto as Exhibit C.1
     (f) William L. Jordan, General Counsel to DSW and DSW Shoe Warehouse,5 shall have furnished to the Underwriter his written opinion, addressed to the Underwriter and dated such Delivery Date, in substantially the form attached hereto as Exhibit D.
     (g) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Underwriter their separate written opinions, as special counsel to each of (i) Retail Ventures and (ii) DSW, addressed to the Underwriter and dated such Delivery Date, in substantially the respective forms attached hereto as Exhibits E-1 and E-2.
     (h) The Underwriter shall have received from Debevoise & Plimpton LLP, special counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the PIES, each Registration Statement, each Prospectus, the Pricing Disclosure Package. The Shares Disclosure Package and other related matters as the Underwriter may reasonably require, and each of Retail Ventures and DSW shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (i) The Underwriter shall have received from Simpson Thacher & Bartlett LLP, special counsel for the Underwriter, such opinion or opinions with respect to the validity of the PIES and other related matters as you may reasonably request and such counsel shall have received such documents and information as they request to enable them to pass upon such matters.
     (j) At the time of execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP separate letters relating to Retail Ventures and DSW, in form and substance satisfactory in each case to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the applicable Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (k) With respect to the letters of Deloitte & Touche LLP relating to Retail Ventures and DSW, respectively, referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (each, an “initial letter”), Retail Ventures and DSW, as applicable, shall have furnished to the Underwriter a letter or letters (each, a “bring-down letter”) of such accountants, addressed to the Underwriter and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the applicable Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the applicable initial letter.
          (l) Retail Ventures shall have furnished to the Underwriter a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:
     (i) The representations, warranties and agreements of Retail Ventures in Sections 1 and 2 are true and correct on and as of such Delivery Date, and Retail Ventures has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the PIES Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and
     (iii) They have carefully examined the PIES Registration Statement, the PIES Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the PIES Registration Statement, as of the Effective Date, (2) the PIES Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the PIES Registration Statement, in the light of the circumstances under which they were made) not misleading and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the PIES Registration Statement, the PIES Prospectus or any Retail Ventures Free Writing Prospectus that has not been so set forth;
          (m) DSW shall have furnished to the Underwriter a certificate, dated such Delivery Date, of its President and its Chief Financial Officer stating that:

     (i) The representations, warranties and agreements of DSW in Section 2 and are true and correct on and as of such Delivery Date, and DSW has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Shares Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and
     (iii) They have carefully examined the Shares Registration Statement, the Shares Prospectus and the Shares Disclosure Package, and, in their opinion, (A) (1) the Shares Registration Statement, as of its Effective Date, (2) the Shares Prospectus, as of its date and on the applicable Delivery Date, or (3) the Shares Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Shares Registration Statement, in the light of the circumstances under which they were made) not misleading and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Shares Registration Statement, the Shares Prospectus or any DSW Free Writing Prospectus that has not been so set forth;
          (n) (A) Neither Retail Ventures, DSW nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary PIES Prospectus (in the case of Retail Ventures and its subsidiaries) or the most recent Preliminary Shares Prospectus (in the case of DSW and its subsidiaries) any loss or interference with its respective business from fire, explosion, flood, accident or other calamity, whether or not covered by insurance, or shall have become party to any labor dispute, litigation or court or governmental action, order or decree, otherwise than as set forth or contemplated in the most recent Preliminary PIES Prospectus (in the case of Retail Ventures and its subsidiaries) or in the most recent Preliminary Shares Prospectus (in the case of DSW and its subsidiaries) and (B) since such date there shall not have been any change in the capital stock or long-term debt of Retail Ventures, DSW or any of their respective subsidiaries (except for issuances of stock and grants of options pursuant to existing benefit plans described in the most recent Preliminary PIES Prospectus (in the case of Retail Ventures) or the most recent Preliminary Shares Prospectus (in the case of DSW))or any adverse change, or any development involving a prospective adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of Retail Ventures, DSW or any of their subsidiaries, otherwise than as set forth or contemplated in the most recent Preliminary PIES Prospectus (in the case of Retail Ventures and its subsidiaries) or the most recent Preliminary Shares Prospectus (in the case of DSW and its subsidiaries, in each case regardless of whether arising in the ordinary course of business), the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the PIES being delivered on such Delivery Date on the terms and in the manner contemplated in the most recent Preliminary PIES Prospectus and in the PIES Prospectus.
          (o) You shall have been furnished by each of Retail Ventures and DSW such additional documents and certificates as you or counsel for the Underwriter may reasonably request.
          (p) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any downgrading with respect to any debt securities of Retail Ventures or any of its subsidiaries by any “nationally recognized statistical rating organization” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating).
          (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or trading in any securities of Retail Ventures or DSW on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, there shall have been a material escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the PIES being delivered on such Delivery Date on the terms and in the manner contemplated in the PIES Prospectus.
          (r) The VCDS Debt Amendments shall have been duly executed and delivered, and shall have become effective.
          (s) All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to counsel for the Underwriter. Retail Ventures and DSW shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request.
          10. Indemnification and Contribution. (a) Retail Ventures shall indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of PIES), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, any Registration Statement or any Prospectus or in any amendment or supplement thereto, (B) any Retail Ventures Free Writing Prospectus or DSW Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Retail Ventures Issuer Information or Permitted DSW Issuer Information used or referred to in any “free writing prospectus” as defined in Rule 405) used or referred to by the Underwriter, (D) any “road show” as defined in Rule 433 not constituting a Retail Ventures Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by Retail Ventures or DSW (or based upon any written information furnished by Retail Ventures or DSW for use therein) specifically for the purpose of qualifying any or all of the PIES or the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Registration Statement, any Prospectus, any Retail Ventures Free Writing Prospectus, DSW Free Writing Prospectus or in any amendment or supplement thereto, or in any Permitted Retail Ventures Issuer Information or Permitted DSW Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the PIES or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that Retail Ventures shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Retail Ventures shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any Registration Statement, any Prospectus, any Retail Ventures Free Writing Prospectus, DSW Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to Retail Ventures by the Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability that Retail Ventures may otherwise have to the Underwriter or to any officer, employee or controlling person of the Underwriter.
          (b) DSW shall indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of PIES), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Shares Prospectus, any Shares Registration Statement or any Shares Prospectus or in any amendment or supplement thereto, (B) any DSW Free Writing Prospectus or in any amendment or supplement thereto (C) any Permitted DSW Issuer Information used or referred to in any “free writing prospectus” as defined in Rule 405 ) used or referred to by the Underwriter, (D) any “road show” as defined in Rule 433 not constituting a DSW Free Writing Prospectus (a “DSW Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by DSW (or based upon any written information furnished by DSW for use therein) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “DSW Blue Sky Application”), (ii) the omission or alleged omission to state in any Preliminary Shares Prospectus, any Shares Registration Statement, any Shares Prospectus, any DSW Free Writing Prospectus or in any amendment or supplement thereto, or in any Permitted DSW Issuer Information, any DSW Non-Prospectus Road Show or any DSW Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the PIES or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that DSW shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that DSW shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Shares Prospectus, any Shares Registration Statement, any Shares Prospectus, any DSW Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted DSW Issuer Information, any

DSW Non-Prospectus Road Show or any DSW Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to DSW by the Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability that DSW may otherwise have to the Underwriter or to any officer, employee or controlling person of the Underwriter.
          (c) The Underwriter shall indemnify and hold harmless each of Retail Ventures, DSW, each officer of Retail Ventures or DSW who has signed the PIES Registration Statement or the Shares Registration Statement, as applicable, each of their respective directors, officers and employees, and each person, if any, who controls either of Retail Ventures or DSW within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which Retail Ventures, DSW, or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Registration Statement, any Prospectus, any Retail Ventures Free Writing Prospectus, DSW Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Registration Statement, any Prospectus, any Retail Ventures Free Writing Prospectus, DSW Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to Retail Ventures by the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f), and shall reimburse Retail Ventures, DSW and any such director, officer or controlling person for any legal or other expenses reasonably incurred by Retail Ventures, DSW or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to any of Retail Ventures, DSW or any such director, officer, employee or controlling person.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under subsection 10(a), 10(b) or 10(c), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under subsection `10(a), 10(b) or 10(c) except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under subsection 10(a), 10(b) or 10(c). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent the Underwriter and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against any of Retail Ventures or DSW under this Section 10 if (i) Retail Ventures, DSW and the Underwriter shall have so agreed in writing; (ii) Retail Ventures and DSW have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriter; (iii) the Underwriter and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different form or in addition to those available to Retail Ventures and/or DSW; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriter or its directors, officers, employees or controlling persons, on the one hand, and Retail Ventures and/or DSW, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by Retail Ventures. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by Retail Ventures and DSW, on the one hand, and the Underwriter, on the other hand, from the offering of the PIES or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Retail Ventures and/or DSW, on the one hand, and the Underwriter, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by Retail Ventures and DSW, on the one hand, and the Underwriter, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the PIES purchased under this Agreement (before deducting expenses) received by the Retail Ventures, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the PIES purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the PIES under this Agreement, in each case as set forth in the table on the cover page of the PIES Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Retail Ventures and/or DSW or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Retail Ventures, DSW and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the PIES underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          (f) The Underwriter confirms and each of Retail Ventures and DSW acknowledges and agrees that the statements regarding the delivery of the PIES by the Underwriter set forth on the cover page of, and the concession figures appearing under the caption “Underwriting” in the PIES Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to Retail Ventures by or on behalf of the Underwriter specifically for inclusion in the PIES Registration Statement, any Preliminary PIES Prospectus, the PIES Prospectus, any Retail Ventures Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.
          11. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by Retail Ventures prior to delivery of and payment for the Firm PIES if, prior to that time, any of the events described in Sections 9(n), 9(p) and 9(q) shall have occurred or if the Underwriter shall decline to purchase the PIES for any reason permitted under this Agreement.

          12. Reimbursement of Underwriter’s Expenses. If (a) Retail Ventures shall fail to tender the PIES for delivery to the Underwriter by reason of any failure, refusal or inability on the part of Retail Ventures or DSW to perform any agreement on their part to be performed, or because any other condition to the Underwriter’s obligations hereunder required to be fulfilled by Retail Ventures or DSW is not fulfilled for any reason or (b) the Underwriter shall decline to purchase the PIES for any reason permitted under this Agreement or terminate this Agreement pursuant to Section 11, Retail Ventures will reimburse the Underwriter for all reasonable out-of-pocket expenses (including the fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the PIES, and in connection with any investigation or preparation made by them in respect of the marketing of the PIES or in contemplation of the performance by them of their obligations hereunder, and upon demand Retail Ventures shall pay the full amount thereof to the Underwriter
          13. Research Analyst Independence. Each of Retail Ventures and DSW acknowledges that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to Retail Ventures, DSW and/or the offering that differ from the views of their respective investment banking divisions. Retail Ventures and DSW each hereby waive and release, to the fullest extent permitted by law, any claims that Retail Ventures or DSW may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to Retail Ventures or DSW by the Underwriter’s investment banking divisions. Retail Ventures and DSW acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
          14. No Fiduciary Duty. Retail Ventures and DSW acknowledge and agree that in connection with this offering, the sale of the PIES or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (i) no fiduciary or agency relationship between the Retail Ventures, DSW and any other person, on the one hand, and the Underwriter, on the other, exists; (ii) the Underwriter is not acting as advisors, expert or otherwise, to either Retail Ventures or DSW, including, without limitation, with respect to the determination of the public offering price of the PIES, and such relationship between Retail Ventures and DSW, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to Retail Ventures or DSW shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and its affiliates may have interests that differ from those of Retail Ventures and DSW. Retail Ventures and DSW hereby waive any claims that Retail Ventures or DSW may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.
          15. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
          (a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to (i) Lehman Brothers Inc., 605 Third Avenue, New York, New York 10158, Attention: Syndicate Department (Fax: 646-497-4815), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022 (Fax: 212-520-0421), and (ii) with a copy, which shall not constitute notice, to Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, Attention: Steven J. Slutzky, Esq. (Fax: 212-909-6836);
          (b) if to Retail Ventures, (i) shall be delivered or sent by mail, telex or facsimile transmission to Julia A. Davis, Esq., General Counsel, 3241 Westerville Road, Columbus, OH 43223 (Fax: 614-337-4682) and (ii) with a copy, which shall not constitute notice, to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, Attention: Robert M. Chilstrom, Esq. (Fax: 212-735-2000);
          (c) if to DSW, (i) shall be delivered or sent by mail, telex or facsimile transmission to William L. Jordan, Esq., General Counsel, 4150 East 5th Avenue, Columbus, Ohio 43219 (Fax: 614-872- 1464) and (ii) with a copy, which shall not constitute notice, to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, Attention: Robert M. Chilstrom, Esq. (Fax: 212-735-2000).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. Retail Ventures and DSW shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Underwriter.
          16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, Retail Ventures, DSW, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of Retail Ventures and DSW contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriter and each person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 9(c) of this Agreement shall be deemed to be for the benefit of the directors of Retail Ventures and DSW, the officers of Retail Ventures who have signed the PIES Registration Statement and any person controlling Retail Ventures within the meaning of Section 15 of the Securities Act and officers of DSW who have signed the Shares Registration Statement. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          17. Survival. The respective indemnities, representations, warranties and agreements of Retail Ventures, DSW and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the PIES and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
          18. Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) ”subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations and includes both partnerships and subsidiaries.
          19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among Retail Ventures, DSW and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Retail Ventures, Inc.

By:
Name:
Title:

DSW Inc.

By:
Name:
Title:
Confirmed and accepted as of
the date first above mentioned
Lehman Brothers Inc.

By:

Name:

Title:

SCHEDULE I – COMMITMENTS FOR FIRM PIES
Underwriting Agreement dated                     , 2006

Underwriter	Principal Amount of PIES to be Purchased
Lehman Brothers Inc.	$

Total	$

SCHEDULE II – COMMITMENTS FOR OPTIONAL PIES
Underwriting Agreement dated                     , 2006

Underwriter	Principal Amount of PIES to be Purchased
Lehman Brothers Inc.	$

Total	$

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SCHEDULE III
Retail Ventures Free Writing Prospectuses:
DSW Free Writing Prospectuses:

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SCHEDULE IV
Applicable Contracts
All applicable UCC-1 Financing Statements

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EXHIBIT A-1
FORM OF LOCK-UP LETTER AGREEMENT FOR DIRECTORS AND OFFICERS
Lock-Up Letter Agreement
Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Dear Sirs:
The undersigned understands that you propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by you (the “Underwriter”) of certain Premium Income Exchangeable Securities (the “PIES”) of Retail Ventures, Inc. (“Retail Ventures”), which PIES are mandatorily exchangeable for Class A common shares, no par value per share (the “Common Shares”), of DSW Inc., an Ohio corporation (“DSW”), and that the Underwriter proposes to reoffer the PIES to the public (the “Offering”).
In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., as Underwriter, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares (including, without limitation, Common Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Shares that may be issued or delivered upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Shares owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, for a period of 90 days after the date of the final prospectus relating to the Offering.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Common Shares without the prior written consent of Lehman Brothers Inc.,

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provided that (1) Lehman Brothers Inc. receives a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value and (3) each transfer is:
     (i) a bona fide gift or gifts; or
     (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or
     (iii) as a distribution to limited partners or stockholders of the undersigned; or
     (iv) to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided, in each case, that no filings relating to the beneficial ownership of securities of DSW shall be required or voluntarily made by the undersigned or such donee, trustee, distribute or transferee, as the case may be, in connection with such transfer for the duration of the 90-day restricted period (as the same may be extended as described below).
Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period Retail Ventures or DSW issues an earnings release or material news or a material event relating to Retail Ventures or DSW occurs or (2) prior to the expiration of the 90-day restricted period, Retail Ventures or DSW announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
In furtherance of the foregoing, DSW and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
It is understood that, if Retail Ventures notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the PIES, the undersigned will be released from all obligations under this Lock-Up Letter Agreement.
The undersigned understands that Retail Ventures and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

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Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between Retail Ventures and the Underwriter.

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,
By:
Name:
Title:

Dated:

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EXHIBIT A-2
FORM OF LOCK-UP LETTER AGREEMENT FOR SCHOTTENSTEIN STORES CORPORATION
Lock-Up Letter Agreement
Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Dear Sirs:
The undersigned understands that you propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by you (the “Underwriter”) of certain Premium Income Exchangeable Securities (the “PIES”) of Retail Ventures, Inc. (“Retail Ventures”), which PIES are mandatorily exchangeable for Class A common shares, no par value per share (the “Common Shares”), of DSW Inc., an Ohio corporation (“DSW”), and that the Underwriter proposes to reoffer the PIES to the public (the “Offering”).
In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. as Underwriter, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares (including, without limitation, Common Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Shares that may be issued or delivered upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Shares owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, for a period of 90 days after the date of the final prospectus relating to the Offering. Notwithstanding the foregoing, the undersigned may (i) transfer the Warrants it currently holds or (ii) exercise such Warrants for Common Shares without the prior written consent of Lehman Brothers Inc.; provided, however, in the case of the foregoing clause (ii) that any Common Shares received by the undersigned in connection with the exercise of the Warrants during the 90-day restricted period (as the same may be extended as described below) shall otherwise be subject to the restrictions imposed by this Lock-Up Agreement Letter. The Warrants are, at the option of the holder, exercisable into either common shares of Retail Ventures or Shares which may be acquired by Retail Ventures upon exchange of certain DSW Class B Shares held by Retail Ventures pursuant to the Exchange Agreement, dated July 5, 2005, by and between Retail Ventures and DSW, which are not being pledged to secure Retail Ventures’ obligations under the PIES.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Common Shares without the prior written consent of Lehman Brothers Inc., provided that (1) Lehman Brothers Inc. receives a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value and (3) each transfer is:
     (i) as a bona fide gift or gifts; or
     (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or
     (iii) as a distribution to limited partners or stockholders of the undersigned; or
     (iv) to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, provided, in each case, that no filings relating to the beneficial ownership of securities of DSW shall be required or voluntarily made by the undersigned or such donee, trustee, distribute or transferee, as the case may be, in connection with such transfer for the duration of the 90-day restricted period (as the same may be extended as described below).
Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period Retail Ventures or DSW issues an earnings release or material news or a material event relating to Retail Ventures or DSW occurs or (2) prior to the expiration of the 90-day restricted period, Retail Ventures or DSW announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

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In furtherance of the foregoing, DSW and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
It is understood that, if Retail Ventures notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the PIES, the undersigned will be released from all obligations under this Lock-Up Letter Agreement.
The undersigned understands that Retail Ventures and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between Retail Ventures and the Underwriter.

3

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,
By:
Name:
Title:

Dated:

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